Exhibit 99.1

March 2017 Investor Presentation

The GNL Advantage • 310 properties with long duration leases to largely investment grade (1) tenants • Mission critical assets that are strategically important to tenants’ core operating businesses Best in Class Portfolio • Focus on well - established markets in U.S . and Western Europe defined by high sovereign debt ratings, mature economies and low unemployment • GNL’s current portfolio includes investments in the U.S., U.K., Germany, The Netherlands, France, Finland, and Luxembourg • Ability to utilize market cycles in the U.S. and Europe; taking advantage of dislocation of real estate and financial markets to create outsized spreads between cap rates and cost of debt • Focus on high quality markets differentiates GNL from U.S. peers that invest in broader array of non - U.S. markets • Highly experienced in sale - leaseback acquisitions, providing access to a large global market opportunity Differentiated Strategy • Broader pool of high quality assets • Lower level of competition in Europe for GNL target assets creates opportunity to enhance returns • High percentage of GNL debt in GBP and Euro (82%) reduces GNL’s exposure to interest rate movements of the Fed in the U.S. • Comprehensive hedging program protects against FX rate volatility Advantages of GNL’s Global Strategy 2 1. Includes implied investment grade, as defined on the following slides

Real Estate Strategy – A Focus on Quality GNL is focused on the continued development of its best - in - class portfolio of assets leased to largely investment grade tenants in quality markets in the U.S. and Europe, including: • Multinational corporations and their subsidiaries with long operating histories & successful track records • Banks, insurers and other global financial service providers with significant holdings • Entities backed by or associated with local governments with strong sovereign debt ratings Sovereign Debt Ratings (S&P) U.S. AA+ Luxembourg AAA Germany AAA Netherlands AAA Finland AA+ U.K. AA France AA Belgium AA Ireland A+ Poland BBB+ Spain BBB+ Italy BBB - Portugal BB+ 1. Standard’s & Poor’s Rating Agency as of December 31, 2016. 2. Includes tenant, tenant parent, and lease guarantor actual and implied ratings. Actual ratings reflect the tenant rating. Implied Ratings are determined using a proprietary Moody’s analytical tool, which compares the risk metrics of the non - rated company to those of a company with an Actual Rating. A tenant with a parent that has an investment grade rating is included in implied investment grade. Ratings information is as of December 31, 2016. Focus on properties located in the U.S. and countries in Western Europe with strong sovereign debt ratings “A” Rated or better Credit Focus (2) Market Focus (1) $2.4tn $4.5tn Multinational Corporations Financials and Insurers Government Backed / Associated U.S. Foreign 3

Portfolio Highlights

GNL owns a portfolio of 310 assets diversified across 7 countries, 95 tenants and 40 industries as of December 31, 2016

Portfolio Overview

Properties	310
Total Square Feet (million)	22.0
Number of Tenants	95
Number of Industries	40
Countries	7
Occupancy	100%
Weighted Average Remaining Lease Term[3]	9.8 years
% of Annualized Straight-line Rent (SLR) Derived from Investment Grade or Implied Investment Grade Tenants[1][2]	72.3%
% of Portfolio SLR with Contractual Rent Increases[2][4]	90.9%

Lease Expiration Schedule (% of SF Per Year)

Weighted Average Lease Term: 9.8[3] years



2%
2%
7%
12%
27%
15%
35%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026-2039

Top Ten Tenants

Tenant	Rating[1]	Country	Property Type	% of Portfolio SLR[2]
GSA U.S. General Services Administration	Aaa**	U.S.	Office	5%
amec foster wheeler	Ba3**	U.K.	Office	4%
FedEx Ground	Baa2**	U.S.	Distribution	4%
RWE The energy to lead	Baa3*	GER	Office	4%
FINNAIR	Aaa**	FIN	Industrial	4%
ING	A1	NETH	Office	4%
FAMILY DOLLAR	Ba3**	U.S.	Retail	3%
Trinity Health	Aa3	U.S.	Office	3%
HarperCollins	Baa2*	U.K.	Distribution	3%
Quest Diagnostics	Baa2	U.S.	Office	3%

The Portfolio's Top Ten Tenants Represent 37% of Portfolio SLR

Source: All portfolio and financial information derived from unaudited company internal records as of December 31, 2016. Information shown based on USD equivalent amounts using exchange rates as of December 31, 2016.

1. *Actual ratings reflect the tenant rating. Implied Ratings are determined using a proprietary Moody's analytical tool, which compares the risk metrics of the non-rated company to those of a company with an Actual Rating. A tenant with a parent that has an investment grade rating is included in implied investment grade (regardless of whether the parent has guaranteed the tenant's obligation under the lease). Ratings information is as of December 31, 2016. * Represents Moody's Implied Rating. ** Represents Tenant Parent Rating.*
2. *Weighted by annualized rental income converted from local currency into USD as of December 31, 2016 for the in-place lease on the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable.*
3. *Based on square feet.*
4. *Contractual Rent increases include fixed percent or actual increases, or country CPI-indexed increases.*

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Portfolio Highlights Source : All portfolio and financial information derived from company internal records as of December 31, 2016. Information shown based on USD equivalent amounts using exchange rates as of December 31, 2016. 1. Weighted by annualized rental income converted from local currency into USD as of December 31, 2016 for the in - place lease on the property on a straight - line basis, which includes tenant concessions such as free rent, as applicable. 2. Actual ratings reflect the tenant rating. Implied Ratings are determined using a proprietary Moody’s analytical tool, which compares the risk metrics of the non - rated company to those of a company with an Ac tual Rating. A tenant with a parent that has an investment grade rating is included in implied investment grade. Ratings informati on is as of December 31, 2016. Credit Rating (1) (2) Tenant Industry (1) 72.3% of SLR (1) is derived from investment grade and implied investment grade tenants (1)(2) U.S. 51.0% U.K. 21.9% Germany 8.1% The Netherlands 6.5% Finland 5.9% France 4.6% Luxembourg 2.0% Geography (1) Office 59.7% Retail 9.9% Industrial 18.2% Distribution 12.2% Asset Type (1) Financial Services 13.4% Technology 7.3% Discount Retail 6.6% Aerospace 6.0% Healthcare 5.9% Telecom 5.8% Government Services 5.6% Energy 5.5% Freight 5.1% Utilities 5.0% All Other 33.8% Not Rated 3.4% Actual Investment Grade 32.2% Implied Investment Grade 40.1% Non Investment Grade 24.3% 5

GNL vs. Peers 51.0% 100.0% 100.0% 100.0% 100.0% 100.0% 98.2% 66.0% 34.0% 0% 20% 40% 60% 80% 100% GNL LXP NNN O SIR SRC GPT WPC U.S. Europe 49.0% Geographic Breakdown (1) 11.6 10.7 10.1 9.8 9.8 9.7 8.6 7.5 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 NNN SRC SIR GNL O WPC LXP GPT Average Remaining Lease Term (Years ) (3) 100.0% 99.1% 99.0% 98.5% 98.3% 98.2% 96.8% 95.9% 90% 92% 94% 96% 98% 100% GNL WPC NNN GPT O SRC SIR LXP Occupancy 39.5% 37.0% 35.0% 32.2% 16.2% N/A N/A N/A 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% SIR LXP GPT GNL WPC NNN O SRC % Investment Grade (4) Peer Average: 9.7 years Peer Average: 32.0% Peer Average: 98.2% Source: Company filings & Supplemental data as of December 31, 2016 . Note: GNL represents Global Net Lease, GPT represents Gramercy Property Trust , (which acquired CSG in 2015) LXP represents Lexington Realty Trust , NNN represents National Retail Properties, O represents Realty Income, SIR represents Select Income REIT, SRC represents Spirit Realty Capital and WPC represents W.P. Carey. All informatio n b ased on annualized rent published by these entities in their filings with the Securities and Exchange Commission. 1. Weighted by annualized rental income converted from local currency into USD as of December 31, 2016 for the in - place lease on th e property on a straight - line basis, which includes tenant concessions such as free rent, as applicable, except for GPT (see footnote 2). 2. GPT’s international exposure based on carrying value and includes their holdings in European unconsolidated JV’s . GPT did not disc los e the percent of annualized rental income in the European portfolio. 3. NNN, SRC, LXP and GPT report lease term remaining on ABR. GNL and SIR report lease term remaining on SF. O and WPC did not di scl ose what the term remaining is weighted on. 4. Weighted by annualized rental income converted from local currency into USD as of December 31, 2016 for the in - place lease on th e property on a straight - line basis, which includes tenant concessions such as free rent, as applicable. Actual ratings reflect the tenant rating. Implied Ratings are determined using a proprietary Moody’s analytical tool, which compares the risk metrics of the non - rated company to those of a company with an Actual Rating. A tenant with a parent that has an investment grade rating is included in implied investment grade . No other peers report implied investment grades except for WPC, which has 9.2% of annual rental income from implied investment grade tenants. Ratings information is as of December 31, 2016, unless otherwise noted. (2) 40.1% implied investment grade 1.8% 72.3% including both categories 6

GNL has taken a number of positive steps throughout 2016: • Net income attributable to shareholders increased to $47.1 million in 2016 from ($2.1) million in 2015 • Completed acquisition of Global II: • Acquired $623.0 million in total assets at fair value (1) • Assumed total liabilities at fair value of $421.1 million (inclusive of $383.3 million in debt) • GNL equity consideration to Global II shareholders of $220.9 million at closing • On December 23 2016, GNL continued to pay - down Global II M&G debt for mezzanine facility and secondary mortgage on DB Luxembourg • Repaid € 18.1 million debt ($18.9 million USD (2) ) • Repaid £37.1 million debt ($45.5 million USD (2) ) • Asset Recycling Program approved in Q2 2016 and completed in February 2017, with 35 properties sold for $123.4 million (3) at an average cash cap rate of 6.79%; $110.4 million of which was sold in 2016 • Shelf registration put in place • $175 million ATM offering registered allowing for future equity capital issuances • Executed the first of two 1 - year extensions of $740 million credit facility • Russell 2000 and 3000 index inclusion (June 27) 2016 Accomplishments 1. Including $7.6 million in restricted cash. 2. Based on FX rates as of December 23, 2016 3. Includes sale of 1 asset located in The Netherlands, and is based on FX rates as of the disposition date. 7

2016 Results Earnings Metrics FY 2016 FY 2015 Change Net Income Attributable to Stockholders $47.1 million ($2.1 million) +$49.2 million NOI (1) $195.1 million $187.1 million +4.3% AFFO (1) $127.1 million $114.1 million +11.4% Weighted Average Shares Outstanding 170.2 million 174.3 million - 2.4% Debt Metrics as of December 31, 2016 Net Debt - to - Enterprise Value (2) 46.6% Net Debt to Adjusted EBITDA (annualized) (3)(4) 8.4 x Interest Coverage Ratio (5) 4.9 x Weighted Average Interest Rate Cost 2.8% Debt by Currency 1. Adjusted Funds from Operations (“AFFO”). See “Non - GAAP measures” on pages 18 - 20 for a description of NOI and a reconciliation of AFFO and NOI to net income(loss), the most directly comparable GAAP Financial measure. 2. Enterprise value is calculated based on $7.83 per share, the closing price of GNL’s common stock as of December 31, 2016 and net debt of $1.36 billion, comprised of the principal amount of GNL’s debt less cash and cash equivalents, as of December 31, 2016 (prior to the 3 - 1 reverse stock split). 3. Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”). See “Non - GAAP Measures” on page 19 for a description of EBITDA and a reconciliation of AFFO to net income (loss), the most directly comparable GAAP financial measure. 4. Includes all debt assumed in Global II merger, as well as Adjusted EBITDA recognized on the acquired assets beginning Decembe r 2 2, 2016. 5. Interest Coverage Ratio is calculated by dividing Adjusted EBITDA by cash paid for interest (interest expense plus non - cash port ion of interest expense) as of the year ended December 31, 2016. See “Non - GAAP measures” on page 19 for a description of Adjusted EBITDA. USD 18% EUR 47% GBP 35% Fixed Rate 81% Floating rate 19% 8

Balance Sheet As of December 31, 2016 (in Millions) Assets Total real estate investments, net $ 2,715.6 Cash and cash equivalents 69.8 Other Assets 106.1 Total Assets $ 2,891.5 Liabilities & Equity Mortgage notes payable, net (1) (Weighted - average interest rate of 2.7%) $ 749.9 Credit facility (Effective interest rate of 2.4%) 616.6 Mezzanine Facility (2) (Effective interest rate of 8.4%) 55.4 Other Liabilities 113.6 Total Liabilities 1,535.5 Total Equity 1,356.0 Total Liabilities & Equity $ 2,891.5 1. Net of deferred financing costs of $5.1 million and excludes mortgage premium, net of $2.5 million. 2. Excludes mezzanine discount, net of $17,000. 9

GNL 4 th Quarter Activity Global Net Lease substantially completed two significant initiatives during the 4 th quarter of 2016 Acquisition of Global II • Total Consideration: $220.9 million • GNL issued 28.7 million common shares as consideration in the merger at the closing price of $7.70 on December 21, 2016 • Total assets acquired at fair value of $623.0 million (including restricted cash of $ 7.6 million) • Total liabilities assumed at fair value of $421.1 million (including GII debt of $383.3 million) • Cash acquired of $19.0 million • Top 10 Tenants : Includes 3 assets in GNL’s top 10 • Foster Wheeler – Engineering HQ office/industrial facility in the U.K. • ING – Corporate IT office in Amsterdam • Harper Collins – Distribution center for major global publisher, located in Scotland • Geographic Diversification : Adds two new countries with properties in France & Luxembourg • France – 7 assets leased to 6 actual or implied investment - grade tenants • Luxembourg – one asset leased to an investment - grade multinational financial institution Asset Recycling Program • Refine GNL Portfolio : GNL executed program to reduce the portfolio exposure to certain tenants, property types and specific assets • Program Results : In 2016 GNL disposed of 34 assets, including one European asset, at a contract price of $ 110.4 million, resulting in gains of $ 11.8 million (1) . • Program Completed: As of February 17, 2017 (2) GNL closed its last sale, thereby completing the Asset Recycling program • Final Results : These 35 asset dispositions yielded an average cash cap rate of 6.79%, approximately $123.4 million in proceeds • Use of Funds : Proceeds have been used to pay down portions of mezzanine facility; credit facility and to pay off a secondary mortgage on a European property acquired in the merger 10 1. Net of $1.5 million of tax recognized on the sale of Hotel Winston, The Netherlands property. 2. See note 16 in the form 10 - K filed by GNL on 2/28/2017.

The acquisition of Global ll further diversified GNL’s best - in - class portfolio 1. Weighted by annualized rental income converted from local currency into USD as of September 30, 2016 for the in - place lease in the property on a straight - line basis, which includes tenant concessions such as free rent, as applicable. 2. Weighted by annualized rental income converted from local currency into USD as of December 31, 2016 for the in - place lease in the property on a straight - line basis, which includes tenant concessions such as free rent, as applicable. GNL 4Q 2016 Geographic Exposure (2) GNL 3Q 2016 Asset Type Diversification (1) U.S. 51.0% U.K 21.9% Germany 8.1% Luxembourg 2.0% France 4.6% The Netherlands 6.5% Finland 5.9 % GNL Diversification GNL 3Q 2016 Geographic Exposure (1) U.S. 51.0% Europe 49.0% U.S. 61.4% Europe 38.9% GNL 4Q 2016 Asset Type Diversification (2) U.S. 61.4% U.K. 17.3% Germany 9.6% The Netherlands 4.4% Finland 7.3% Office 55.4% Industrial 18.6% Distribution 10.8% Retail 14.5% Other 0.7% Office 59.7% Industrial 18.2% Distribution 12.2% Retail 9.9% 11

2017 Key Initiatives • Reposition capital structure • Acquire an additional $150 to $200 million of assets • Review and potentially sell $50 to $75 million of assets • Position for ratings agency discussions Initiatives • Restructure debt stack • Initiate new unsecured credit facility • Selectively restructure mortgage debt • Extend average debt maturity • Increase mix of unsecured debt Capital Structure • Target: $150 to $200 million of new acquisitions • Focus on investment and implied investment grade credits • Focus on targeted geography Acquisitions • Target: $50 to $75 million of dispositions • Comprehensive portfolio review to select potential sale assets • Focus dispositions on improving targeted portfolio metrics Dispositions 12

Forward Looking Statements  Certain statements made in this presentation are “forward - looking statements” (as defined in Section 21E of the Exchange Act), which reflect the expectations of GNL regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, but are not limited the company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections, including regarding future dividends and market valuations, and other statements that are not historical facts .  The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: whether the benefits from the merger with Global II are achieved; market volatility; unexpected costs or unexpected liabilities that may arise from the merger, whether or not consummated; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the C ompany; and the business plans of the tenants of the Company. Additional factors that may affect future results are contained in the Company’s filings with the SEC, including the Annual Report on Form 10 - K for the year ended December 31, 2016 filed on February 28, 2017, and in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise, except as required by applicable law. 13

Risk Factors  The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements. See the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the SEC on February 28, 2017  All of our executive officers are also officers, managers and/or holders of a direct or indirect controlling interest in our Advi sor and other entities affiliated with AR Global Investments, LLC. As a result, our executive officers, our Advisor and its affil iat es face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with U.S. and other investment programs advised by AR Global Investments, LLC’s affiliates and conflicts in allocating time among these investment programs and U.S.. These conflicts could result in unanticipated actions.  Because investment opportunities that are suitable for us may also be suitable for other AR Global Investments, LLC advised investment programs, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and oth er investments and such conflicts may not be resolved in our favor, which could reduce the investment return to our stockholders.  The anticipated benefits from the Merger with Global II may not be realized or may take longer to realize than expected .  Unexpected costs or unexpected liabilities may arise from the Merger .  We may be unable to pay or maintain cash dividends or increase dividends over time .  We are obligated to pay fees which may be substantial to the Advisor and its affiliates .  We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants .  Increases in interest rates could increase the amount of our debt payments and limit our ability to pay dividends to our stockholders .  We may be unable to raise additional debt or equity financing on attractive terms or at all .  Adverse changes in exchange rates may reduce the value of our properties located outside of the United States ("U.S."). 14

Risk Factors (Continued)  We may not generate cash flows sufficient to pay dividends to our stockholders, as such, we may be forced to borrow at unfavorable rates or depend on the Advisor to waive reimbursement of certain expense and fees to fund our operations. There is no assurance that the Advisor will waive reimbursement of expenses or fees .  Any of these dividends may reduce the amount of capital we ultimately invest in properties and other permitted investments and negatively impact the value of our common stock .  We are subject to risks associated with our international investments, including risks associated with compliance with and changes in foreign laws, fluctuations in foreign currency exchange rates and inflation .  We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit marke ts of the U.S. and Europe from time to time .  We may fail to continue to qualify, as a real estate investment trust for U.S. federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect operations and would reduce the market value of our common stock and cash available for dividends .  We may be deemed to be an investment company under the Investment Company Act of 1940, as amended ("the Investment Company Act"), and thus subject to regulation under the Investment Company Act .  We may be exposed to risks due to a lack of tenant diversity, investment types and geographic diversity .  The revenue derived from, and the market value of, properties located in the United Kingdom and continental Europe may decline as a result of the non - binding referendum on June 23, 2016 in which a majority of voters voted to exit the European Union (the “Brexit” vote ).  Our ability to refinance or sell properties located in the United Kingdom and continental Europe may be impacted by the economic and political uncertainty following the Brexit vote .  We may be exposed to changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of U.S. or international lending, capital and financi ng markets, including as a result of the Brexit vote. 15

Projections  This presentation includes estimated projections of future operating results. These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other fac tor s described in the “Risk Factors” section of the Company's Annual Report on Form 10 - K filed with the SEC on February 28, 2017, and in the Company’s future filings with the SEC. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the estimates . Accordingly, there can be no assurance that the estimates will be realized .  This presentation also contains estimates and information concerning our industry , including market position, market size, and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10 - K filed with the SEC on February 28, 2017, and in future filings with the SEC. These and other factors could cause results to differ materially from those expressed in these publications and reports. 16

Definitions  Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP").  We define FFO, a non - GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper"). The White Paper defines FFO as net income or loss compu ted in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment write - downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT's definition .  The historical accounting convention used for real estate assets requires straight - line depreciation of buildings and improvements, and straight - line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time, especially if not adequately maintained or repaired and renovated as required by relevant circumstances or as requested or required by less ees for operational purposes in order to maintain the value disclosed. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating result s f or a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe tha t the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impa ct on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and intere st costs, which may not be immediately apparent from net income. However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to ev aluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non - GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do or calculate Core FFO or AFFO differently than we do. Conseque ntl y, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs . 17

Definitions (Continued)

- We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs in our peer group
- Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP.
- Core FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that are considered to be non-core, such as charges relating to the Listing Note and listing related fees. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividend payments to stockholders. In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition and transaction related costs as well as non-core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties.
- We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include early extinguishment of debt and unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative investments, gains and losses on foreign currency transactions, and gains and losses on investments. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance. We also include the realized gains or losses on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect the current operating performance of the Company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing performance of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. However, AFFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.

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Definitions (Continued)  In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining ope rat ing net income. All paid and accrued merger, acquisition and transaction related fees and certain other expenses negatively impact ou r o perating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on re tur ns to investors, but are not reflective of our on - going performance. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non - cash fair value and other non - cash adjustments are considered operating non - cash adjustments to net income. In addition, as discussed above, we view gains and losses from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information co nsi stent with management's analysis of the operating performance of the Company. Additionally, fair value adjustments , which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational fac tor s such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such chan ges that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information .  As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance including relative to our peers and a more informed and appropriate basis on which to make d eci sions involving operating, financing, and investing activities.  We believe that earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction - related expenses, other non - cash items and including our pro - rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, a s a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate Adjusted EBI TDA differently and our calculation should not be compared to that of other REITs . 19

Definitions (Continued)

- Net operating income ("NOI") is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity
- Cash net operating income, or Cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight-line adjustments that are included in GAAP lease revenues. We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs present Cash NOI.

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Non – GAAP Reconciliations Three Months Ended (In thousands) Dec 31, 2016 Dec 31, 2015 EBITDA: Net income $ 16,071 $ 12,449 Depreciation and amortization 23,405 23,918 Interest expense 9,004 10,065 Income tax expense 2,994 2,243 EBITDA $ 51,474 $ 48,675 Adjusted EBITDA: Listing fees $ - $ 150 Change in fair value of listing note - (3,380) Equity based compensation 1,341 (90) Acquisition and transaction related 7,415 76 Gains on dispositions of real estate investments (12,021) - Gains on derivative instruments (3,512) (1,150) Unrealized gains on undesignated foreign currency advances and other hedge ineffectiveness (4,496) (2,679) Unrealized losses on non - functional foreign currency advances not designated as net investment hedges - 623 Other expenses (income) 1 (64) Adjusted EBITDA $ 40,402 $ 42,161 Net Operating Income (NOI): Operating fees to related parties $ 5,113 $ 4,956 General and administrative 1,810 1,537 NOI $ 47,125 $ 48,654 Cash Net Operating Income (Cash NOI): Amortization of above - and below - market leases and ground lease assets and liabilities, net $ 28 $ (52) Straight - line rent (2,554) (3,236) Cash NOI $ 44,599 $ 45,366 21

Non – GAAP Reconciliations (Continued) Three Months Ended (In thousands, except per share data) Dec 31, 2016 Dec 31, 2015 Funds from operations (FFO): Net income attributable to stockholders (in accordance with GAAP) $ 15,946 $ 12,312 Depreciation and amortization 23,405 23,918 Gains on dispositions of real estate investments (1) (10,521) - Proportionate share of adjustments for non - controlling interest to arrive at FFO 17 (253) FFO (as defined by NAREIT) attributable to stockholders $ 28,847 $ 35,977 Acquisition and transaction fees (2) 7,415 76 Listing Fees - 150 Change in fair value of Listing Note - (3,380) Proportionate share of adjustments for non - controlling interest to arrive at Core FFO (60) (33) Core FFO attributable to stockholders $ 36,302 $ 32,856 Non - cash equity based compensation 1,341 (90) Non - cash portion of interest expense 929 2,365 Non - recurring general and administrative expenses (3) - 302 Amortization of above and below - market leases and ground lease assets and liabilities, net 28 (52) Straight - line rent (2,554) (3,236) Unrealized gains on undesignated foreign currency advances and other hedge ineffectiveness (4,496) (2,679) Eliminate unrealized losses (gains) on foreign currency transactions (4) (2,140) (1,903) Amortization of mortgage (discount) premium, net and mezzanine discount (76) (122) Unrealized losses (gains) on non - functional FX advances not designated as net investment hedges - 623 Proportionate share of adjustments for non - controlling interest to arrive at AFFO 38 51 Adjusted funds from operations (AFFO) $ 29,272 $ 28,115 Weighted average common shares outstanding ( thousands ) 173,344 168,937 FFO per share $ 0.17 $ 0.21 Core FFO per share 0.21 0.19 Dividends declared (5) $ 30,250 $ 29,985 1. For the three months ended December 31, 2016 , the gains on dispositions of real estate investments is net of $1.5 million of tax recognized (presented within income tax exp ense) on the sale of Hotel Winston, The Netherlands property. 2. Reflects merger related costs in 2016. There were no merger related costs for the three months ended December 31, 2015. 3. Represents our estimate of non - recurring audit service fees. 4. For the three months ended December 31, 2016, gains on foreign currency transactions were $3.5 million, which were comprised of unrealized gains of $2.2 million and realized gains of $1.3 million. For AFFO purposes, we add back unrealized gains. 5. Dividends declared related to common stockholders only, and do not include distributions to non - controlling interest holders. 22